                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 FOR THE 30 DAY PERIOD ENDED December 31, 1997
                                 CLASS   A


                                                          6
   (A)   YIELD = 2{ [ ((a-b)/c d) + 1] -1}


         WHERE:     a = Dividends and interest earned during the period

                    b = Expenses accrued for the period

                    c = The average daily number of shares outstanding
                        during the period that were entitled to receive dividends

                    d = The maximum offering price per share on the last
                        day of the period


                                                                 6
         YIELD = 2{ [(( 357.74 - 63.81)/7,063.407 X 12.70)+1] -1}

                          3.96%


   (B)   TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                              = 3.96% / (1-.4470)
                          7.16%






   (A)   357.74-63.81                            293.93
         7,063.407*12.70                      89,705.27
         293.33/89,705.27                     0.0032699
         1+.0032699                           1.0032699
         1.0032699^6=               1.01978048465876063
         .01978048465876063*2                      3.96%


   (B)   1-.4470                                  0.553
         3.96%/0.553=                              7.16%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            NEW YORK TAX-FREE INCOME FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------

 28-Jul-97          $988.50      -1.15%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------

 28-Jul-97        $1,032.40                  3.24%                       0.43                   NA


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             3.24                $9,885                     $49,813                   $100,401

*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 FOR THE 30 DAY PERIOD ENDED December 31, 1997
                                 CLASS   B


                                          6
   (A)   YIELD = 2{ [ ((a-b)/c d) + 1] -1}


         WHERE:     a = Dividends and interest earned during the period

                    b = Expenses accrued for the period

                    c = The average daily number of shares outstanding
                        during the period that were entitled to receive dividends

                    d = The maximum offering price per share on the last
                        day of the period


                                                                              6
         YIELD = 2{ [(( 710,046.79- 196,368.17)/14,015,660.968 X 12.16)+1] -1}

                          3.64%


   (B)   TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                              = 3.64% / (1-.4470)
                          6.58%






   (A)   710,046.79-196,368.17               513,678.62
         14,015,660.968*12.16            170,430,437.37
         513,678.62/170,430,437               0.0030140
         1+.003014                            1.0030140
         1.0030140^6=               1.01822081177466722
         .01822081177466722*2                      3.64%


   (B)   1-.4470                                  0.553
         3.64%/0.553=                              6.58%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            NEW YORK TAX-FREE INCOME FUND(B)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL
INVESTED - P      31-Dec-97            YEARS - n             TOTAL RETURN - T
-------------    -----------           -----------           ----------------------

 31-Dec-96        $1,034.30                  1.00                        3.43%

 31-Dec-92        $1,319.70                  5.00                        5.71%

 31-Dec-87        $2,074.50                 10.00                        7.57%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                          (C)                                                (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------

 31-Dec-96        $1,084.30                  8.43%                          1                       8.43%

 31-Dec-92        $1,339.70                 33.97%                          5                       6.02%

 31-Dec-87        $2,074.50                107.45%                      10.00                       7.57%

(E)        GROWTH OF $10,000
(F)        GROWTH OF $50,000
(G)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                                       (E)                     (F)                         (G)
$10,000          TOTAL                 GROWTH OF               GROWTH OF                   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT - G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
-----------      -----------           -------    ----------   -------------        -----  ---------              --------
 25-Apr-85           165.86               $26,586                    $132,930                   $265,860

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 FOR THE 30 DAY PERIOD ENDED December 31, 1997
                                 CLASS   C


                                          6
   (A)   YIELD = 2{ [ ((a-b)/c d) + 1] -1}


         WHERE:     a = Dividends and interest earned during the period

                    b = Expenses accrued for the period

                    c = The average daily number of shares outstanding
                        during the period that were entitled to receive dividends

                    d = The maximum offering price per share on the last
                        day of the period


                                                                6
         YIELD = 2{ [(( 384.4- 107.55)/7,599.716 X 12.14)+1] -1}

                          3.63%


   (B)   TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                              = 3.63% / (1-.4470)
                          6.56%






   (A)   384.4-107.55                            276.85
         7599.716*12.14                       92,260.55
         276.85/92,260.55                     0.0030007
         1+.0030007                           1.0030007
         1.00300007^6=              1.01813596755444669
         .01813596755444669*2                      3.63%


   (B)   1-.4470                                  0.553
         3.63%/0.553=                              6.56%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            NEW YORK TAX-FREE INCOME FUND(C)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------

 28-Jul-97        $1,018.30       1.83%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------

 28-Jul-97        $1,028.30                  2.83%                       0.43                   NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             2.83               $10,283                     $51,415                   $102,830

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                 FOR THE 30 DAY PERIOD ENDED December 31, 1997
                                 CLASS   D


                                          6
   (A)   YIELD = 2{ [ ((a-b)/c d) + 1] -1}


         WHERE:     a = Dividends and interest earned during the period

                    b = Expenses accrued for the period

                    c = The average daily number of shares outstanding
                        during the period that were entitled to receive dividends

                    d = The maximum offering price per share on the last
                        day of the period


                                                              6
         YIELD = 2{ [(( 86.81- 11.1)/1,714.663 X 12.15)+1] -1}

                          4.40%


   (B)   TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                              = 4.40% / (1-.4470)
                          7.96%






   (A)   86.81-11.10                              75.71
         1,714.663*12.15                      20,833.16
         75.71/20,833.16                      0.0036341
         1+.0036341                           1.0036341
         1.0036341^6=               1.02200366275032244
         .02200366275032244*2                      4.40%


   (B)   1-.4470                                  0.553
         4.40%/0.553=                              7.96%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            NEW YORK TAX-FREE INCOME FUND(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN


                                          (A)                                                    (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------

 28-Jul-97        $1,032.70                  3.27%                       0.43                   NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL                  (C)   GROWTH OF       (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT- G $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------      -----------           -------------------------------------------       -------------------------
 28-Jul-97             3.27               $10,327                     $51,635                   $103,270